SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:

    Preliminary Proxy Statement

    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

    Definitive Proxy Statement

    Definitive Additional Materials

    Soliciting Material Under Rule 14a-12

TOFUTTI BRANDS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    No fee required.

    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:

    Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

1)    Amount previously paid:

2)    Form, Schedule or Registration Statement No:

3)    Filing party:

4)    Date Filed:

TOFUTTI BRANDS INC.
50 Jackson Drive
Cranford, New Jersey 07016
Telephone: (908) 272-2400

May 10, 2007

To Our Shareholders:

On behalf of the Board of Directors, I cordially invite you to attend the 2007 Annual Meeting of the Shareholders of Tofutti Brands Inc. The Annual Meeting will be held at 10:00 a.m. on Thursday, June 7, 2007, at the Homewood Suites, 2 Jackson Drive, Cranford, New Jersey. The Homewood Suites is located off exit 136 of the Garden State Parkway (telephone no. 908-709-1980).

The matters expected to be acted upon at the Annual Meeting are described in the attached Proxy Statement. During the meeting, shareholders who are present at the meeting will have the opportunity to ask questions.

We hope that as many shareholders as possible will personally attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, your views are important. To assure your representation at the Annual Meeting, please complete, sign and date the enclosed proxy card and promptly return it in the enclosed envelope.

Sincerely,
David Mintz Chairman and Chief Executive Officer

TOFUTTI BRANDS INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

June 7, 2007

Cranford, New Jersey

May 10, 2007

The Annual Meeting of Shareholders of Tofutti Brands Inc. will be held at the Homewood Suites, 2 Jackson Drive, Cranford, New Jersey, on Thursday, June 7, 2007 at 10:00 a.m., for the following purposes:

1.	To elect five directors to the Board of Directors for the ensuing year;

2.	To ratify the selection of Amper, Politziner & Mattia, P.C. as our independent registered public accounting firm for the fiscal year ending December 29, 2007; and

3.	To act upon any other matters that may properly be brought before the Annual Meeting and any adjournment thereof.

Shareholders of record at the close of business on May 4, 2007 will be entitled to notice of, and to vote at, the meeting or any adjournment thereof.

By order of the Board of Directors,
Steven Kass Secretary

PLEASE SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY
IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.

TOFUTTI BRANDS INC.
50 Jackson Drive, Cranford, New Jersey 07016

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
June 7, 2007

This Proxy Statement is furnished to shareholders of Tofutti Brands Inc. in connection with the Annual Meeting of Shareholders to be held at 10:00 a.m. on Thursday, June 7, 2007 at the Homewood Suites, 2 Jackson Drive, Cranford, New Jersey, and at any adjournment thereof. The Homewood Suites are located off exit 136 of the Garden State Parkway (telephone no. 908-709-1980). The Board of Directors is soliciting proxies to be voted at the Annual Meeting.

This Proxy Statement and Notice of Annual Meeting, the proxy card and our Annual Report to Shareholders are expected to be mailed to shareholders beginning May 10, 2007.

Proxy Procedure

Only shareholders of record at the close of business on May 4, 2007 are entitled to vote in person or by proxy at the Annual Meeting.

Our Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. If a shareholder does not return a signed proxy card or does not attend the Annual Meeting and vote in person, his or her shares will not be voted. Abstentions and ‘‘broker non-votes’’ are not counted in determining outcomes of matters being acted upon. They are counted only for determining a meeting quorum. If a shareholder attends the Annual Meeting, he or she may vote by ballot.

Shareholders are urged to mark the boxes on the proxy card to indicate how their shares are to be voted. If a shareholder returns a signed proxy card but does not mark the boxes, the shares represented by that proxy card will be voted as recommended by the Board of Directors. The proxy card gives the individuals named as Proxies discretionary authority to vote the shares represented on any other matter that is properly presented for action at the Annual Meeting. A shareholder may revoke his or her proxy at any time before it is voted by: (i) giving notice in writing to the Secretary of the company; (ii) granting a subsequent proxy; or (iii) appearing in person and voting at the Annual Meeting.

Cost of Solicitation

The cost of soliciting proxies will be borne by us. Proxies may be solicited by our directors, officers or regular employees in person or by telephone or other means. None of these persons will receive additional compensation for such solicitation but will be reimbursed for actual expenses in connection therewith. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses in accordance with the regulations of the Securities and Exchange Commission concerning the sending of proxies and proxy material to the beneficial owners of stock.

Voting

As of May 4, 2007, there were 5,653,467 shares of our common stock outstanding. The presence of a majority of the outstanding shares of the common stock, represented in person or by proxy at the meeting, will constitute a quorum. If a proxy in the accompanying form is properly executed and returned to us in time for the Annual Meeting and is not revoked prior to the time it is exercised, the shares represented by the proxy will be voted in accordance with the directions specified therein for the matters listed on the proxy card. Unless the proxy specifies that authority to vote is withheld, proxies will be voted FOR each Proposal and otherwise in the discretion of the proxy holders as to any other matter that may come before the Annual Meeting.

Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with our Secretary written notice thereof, delivered to Tofutti Brands Inc., 50 Jackson Drive, Cranford, New Jersey 07016; (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

To be elected a director, each nominee must receive a plurality of the votes cast at the Annual Meeting for the election of directors. An affirmative majority of the votes cast at the Annual Meeting is required to ratify the appointment of auditors. Abstentions and broker non-votes are not counted in determining the number of shares voted for or against any nominee for director or any proposal.

David Mintz, our Chief Executive Officer, who is the beneficial owner of approximately 46.5% of the outstanding shares of our common stock, has indicated that he presently intends to vote in favor of all of the resolutions on the agenda for the Annual Meeting. Therefore, Mr. Mintz has significant influence over the election of the five nominees for director and the ratification of the appointment of Amper, Politziner & Mattia, P.C. as our independent registered public accounting firm.

Our Annual Report for the fiscal year ended December 30, 2006, which report is not part of this proxy solicitation, is being mailed to shareholders with this proxy solicitation. It is anticipated that this Proxy Statement and the accompanying form of proxy will first be mailed to shareholders on or about May 10, 2007.

Proxy Statement Proposals

Each year at the Annual Meeting, the Board of Directors submits to shareholders its nominees for election as directors. Shareholders also vote to ratify or reject the appointment of auditors selected by the Board of Directors. In addition, the Board of Directors may submit other lawful matters to the shareholders for action at the Annual Meeting.

Shareholders may submit proposals for inclusion in our future proxy material. These proposals must meet the shareholder eligibility and other requirements of the Securities and Exchange Commission. In order to be included in our year 2008 proxy material, a shareholder’s proposal must be received not later than January 2, 2008 at our headquarters, 50 Jackson Drive, Cranford, New Jersey 07016, Attention: Secretary.

ITEM 1.    ELECTION OF DIRECTORS

The Board of Directors has proposed that five directors be elected at the Annual Meeting to serve until the next Annual Meeting of Shareholders and the due election and qualification of their successors. The proxies will be voted, unless otherwise specified, in favor of the election as directors of the five persons named below. Should any of the nominees not be available for election, the proxies will be voted for a substitute nominee designated by the Board of Directors. It is not expected that any of the nominees will be unavailable. All of the nominees are members of the Board of Directors, with terms expiring as of the date of this Annual Meeting. Joseph Fischer, who currently serves on the Board of Directors and on the Audit Committee, has determined not to seek reelection as a director and will cease serve as a director as of the date of the Annual Meeting.

Background information with respect to the five nominees for director appears below. See ‘‘Security Ownership of Certain Beneficial Owners and Management’’ for information regarding such persons’ holdings of common stock.

Nominee	Principal Occupation	Age	Director Since
David Mintz	Chairman of the Board of Directors and Chief Executive Officer	74	1981
Reuben Rapoport	Director	76	1983
Franklyn Snitow	Partner, Snitow Kanfer Holtzer & Millus LLP	59	1987
Aron Forem	President, Wuhl Shafman Lieberman Corp.	51	2000
Philip Gotthelf	President, EQUIDEX Incorporated and EQUIDEX Brokerage Group	53	2006

David Mintz has been our Chairman of the Board and Chief Executive Officer since August 1981.

Aron Forem has been a director since 2000. Since 1980, he has been the president of Wuhl Shafman Lieberman Corp., located in Newark, New Jersey, which is one of the largest produce wholesalers in the Northeastern United States.

Philip Gotthelf has been a director since 2006. He has been President of EQUIDEX Incorporated, a registered Commodity Trading Advisor, and EQUIDEX Brokerage Group, a registered Introducing Broker, since 1985. He has also been publisher of the COMMODEX System and COMMODITY FUTURES FORECAST Service since 1975 and has authored several financial books for Probus/McGraw Hill, McGraw Hill and John Wiley & Sons.

Reuben Rapoport, our former Director of Product Development who retired in April 2003, has been a director since July 1983.

Franklyn Snitow has been a director since 1987. He has been a partner in the New York City law firm Snitow Kanfer Holtzer & Millus, LLP, our general counsel, since 1985.

All of our directors will hold office until the next Annual Meeting of Shareholders and until their successors have been elected and qualified. Officers serve at the discretion of the Board of Directors. There are no family relationships between any of our directors and executive officers. All of the executive officers devote their full time to the operations of our company.

The Board recommends that the shareholders vote FOR the election of each nominee for Director named above.

Board of Directors and Committees

Our business and affairs are managed under the direction of our Board of Directors, composed of five non-employee directors and one employee director as of the date of this Proxy Statement. As a small business issuer listed on the American Stock Exchange, or AMEX, as of July 31, 2005 we are required to have a board of directors comprised of at least 50% independent directors, within the meaning of the AMEX Company Guide. Our Board of Directors establishes our overall policies and standards and reviews the performance of management. Members of the Board of Directors are kept informed of our operations at meetings of the Board of Directors and its Audit Committee and through reports and discussions with management. In addition, members of the Board of Directors periodically visit our facilities. Members of management are available at Board of Directors meetings and at other times to answer questions and to discuss issues.

Our Board of Directors held four meetings during the fiscal year ended December 30, 2006, with at least four of the six directors then in office in attendance at each meeting. As of July 31, 2005 we are required by the AMEX to hold meetings of our Board of Directors on at least a quarterly basis and our independent directors must meet at least annually in an executive session with only the independent directors present. We do not have a policy with regard to directors’ attendance at annual meetings of shareholders, but we encourage our directors to attend the annual meetings. At our 2006 annual meeting of shareholders, three of the five directors then in office were present and in attendance.

Our Board of Directors has an Audit Committee, but there are no committees performing the functions of either a compensation committee or nominating committee.

Our full Board of Directors fulfills the roles of a nominating committee. It is the position of our Board of Directors that it is appropriate for our company not to have a separate nominating committee in light of the composition of our Board of Directors and the collective independence of our independent directors, which enable the Board of Directors to fulfill the functions of a standing committee. We are not currently required to have a nominating committee; however, effective as of July 31, 2005, the AMEX requires that our director nominations be selected, or recommended for the Board of Directors’ selection, either by a majority of our independent directors or a nominating committee comprised solely of our independent directors. Messrs. Fischer, Forem, Gotthelf and Snitow meet the independence standards set forth in the AMEX Company Guide.

Audit Committee

The Audit Committee consists of Messrs. Fischer, Forem and Gotthelf. As a small business issuer listed on the AMEX, as of July 31, 2005 our Audit Committee must have at least two members and be comprised only of independent directors each of whom satisfies the respective independence requirements of the Securities and Exchange Commission and the AMEX. The Board of Directors has determined that all of our current Audit Committee members are independent, as that term is defined under the independence standards for audit committee members in the Securities and Exchange Act of 1934, as amended, and in the listing standards of the AMEX. The Board of Directors has also determined that Joseph Fischer, who is not seeking reelection as a director, is an audit committee financial expert, as that term is defined in rules issued pursuant to the Sarbanes-Oxley Act of 2002. We intend to appoint a successor to Mr. Fischer, who meets the independence standards for audit committee members and the requirements of an audit committee financial expert, following the Annual Meeting.

The Audit Committee is responsible for reviewing and helping to ensure the integrity of our financial statements. Among other matters, the Audit Committee, with management and our independent auditors, reviews the adequacy of our internal accounting controls that could significantly affect our financial statements, reviews with the independent accountants the scope of their audit, their report and their recommendations, and recommends the selection of our independent accountants. The Audit Committee held four meetings in addition to the meetings of the entire Board of Directors during 2006. As of July 31, 2005, the AMEX requires that our Audit Committee meet on at least a quarterly basis.

The Board of Directors adopted and maintains a written charter for the Audit Committee.

Report of Audit Committee

The members of the Audit Committee have been appointed by our Board of Directors. The Audit Committee is governed by a charter which has been approved and adopted by the Board of Directors and is reviewed and reassessed annually by the Audit Committee. The Audit Committee is currently comprised of three directors who meet the independence and experience requirements of the American Stock Exchange. The Audit Committee oversees (1) the integrity of the financial statements of our company, (2) the qualifications, independence and performance of our independent auditors, (3) our company’s financial reporting processes and accounting policies, (4) the performance of our company’s internal audit function, and (5) the compliance by our company with legal and regulatory requirements. Management is responsible for the preparation and integrity of our financial statements. In addition, our Audit Committee reviews and has oversight over all related party transactions.

The Audit Committee reviewed our audited financial statements for the fiscal year ended December 30, 2006 and members of the Audit Committee met with both management and our external auditors to discuss those financial statements. Management and the external auditors have represented to the Audit Committee that the financial statements were prepared in accordance with the generally accepted accounting principles. Members of the Audit Committee have received from and discussed with the external auditors their written disclosure and letter regarding their independence from our company as required by Independence Standards Board Standard No. 1.

Members of the Audit Committee also discussed with the external auditors any matters required to be discussed by Statement on Auditing Standards No. 61. Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 30, 2006.

Audit Committee
Joseph Fischer Aron Forem Philip Gotthelf

Stockholder Communications with the Board of Directors

Our stockholders may communicate with the members of our Board of Directors by writing directly to the Board of Directors or specified individual directors to:

Secretary
Tofutti Brands Inc.
50 Jackson Drive
Cranford, New Jersey 07016

Our Secretary will deliver stockholder communications to the specified individual director, if so addressed, or to one of our directors who can address the matter.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth as of May 4, 2007 certain information regarding the ownership of our common stock, $.01 par value, for each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, for each executive officer named in the Summary Compensation Table, for each of our directors and for our executive officers and directors as a group:

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Owner(2)		Percent of Class(3)
David Mintz	2,630,440		46.5%
Financial & Investment Management Group, Ltd.	782,600	(4)	13.8%
Steven Kass	620,000	(5)	10.2%
Reuben Rapoport	85,000		1.5%
Franklyn Snitow	71,500		1.3
Aron Forem	0		*
Joseph Fischer	22,000	(6)	*
Philip Gotthelf	3,333	(7)
All Executive Officers and Directors as a group (7 persons)	3,432,273	(8)	56.5%

*	Less than 1%.
(1)	The address of Messrs. Mintz, Kass, Fischer, Gotthelf and Rapoport is c/o Tofutti Brands Inc., 50 Jackson Drive, Cranford, New Jersey 07016. The address of Mr. Snitow is 575 Lexington Avenue, New York, New York 10017. The address of Mr. Forem is 52-62 Cornelia Street, Newark, New Jersey 07105. Each of these persons has sole voting and/or investment power of the shares attributed to him.
(2)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock relating to options currently exercisable or exercisable within 60 days of

May 4, 2007 are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.
(3)	Based on 5,653,467 shares issued and outstanding as of May 4, 2007.
(4)	Based on the information contained in a Schedule 13G filed by the Financial & Investment Management Group, Ltd. filed February 7, 2007. The address of the Financial & Investment Management Group, Ltd. is 111 Cass Street, Traverse City, MI 49684.
(5)	Includes 400,000 shares issuable upon the exercise of currently exercisable stock options.
(6)	Includes 22,000 shares issuable upon the exercise of currently exercisable stock options.
(7)	Includes 3,333 shares issuable upon the exercise of currently exercisable stock options.
(8)	Includes 425,333 shares issuable upon the exercise of currently exercisable stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors and persons who own more than ten percent of our common stock to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 or 5) of common stock and other equity securities of the company with the Securities and Exchange Commission (the ‘‘SEC’’) and the American Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all such forms they file.

To our knowledge, based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no additional forms were required for those persons, we believe that during fiscal 2006 all persons subject to these reporting requirements filed the required reports on a timely basis, except that Mr. Fischer filed a Form 5 in lieu of a delinquent Form 4 that was inadvertently not filed in 2005.

Executive Compensation

The following table sets forth information concerning the total compensation during the last three fiscal years for our named executive officers whose total salary in fiscal 2006 totaled $100,000 or more:

Summary Compensation Table

	Annual Compensation				Long Term Compensation
					Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) ($)	Securities Underlying Options/ SARs (#)	LTIP Payouts ($)	All Other Compensation ($)
David Mintz,	2006	450,000	350,000(1)	—	—	—	—	—
Chief Executive Officer	2005	450,000	350,000(2)	—	—	—	—	—
and Chairman of the	2004	306,000	350,000(3)	—	—	—	—	—
Board
Steven Kass,	2006	125,000	150,000(1)	—	—	—	—	—
Chief Financial Officer,	2005	125,000	150,000(2)	—	—	—	—	—
Secretary and Treasurer	2004	127,000	150,000(3)	—	—	—	—	—

(1)	Accrued at year end and paid on or about May 1, 2007
(2)	Accrued at year end and paid on or about April 3, 2006.
(3)	Accrued at year end and paid on or about April 1, 2005.

The aggregate value of all other perquisites and other personal benefits furnished in each of the last three years to each of these executive officers was less than 10% of each officer’s salary for such year.

There are currently no employment agreements between us and any of our officers. Mr. Snitow and Mr. Forem did not receive any cash remuneration for their services as directors in the last three years. Mr. Fischer did not receive any cash remuneration for his service as a director in 2004 and 2006 and received $3,500 in 2005. Mr. Gotthelf did not receive any cash remuneration in 2006 for his services as director.

Stock Options

Neither of the officers named above in the Summary Compensation Table received a grant of stock options nor exercised stock options in our last fiscal year.

The following table provides information concerning stock options held in 2006 by each of the executive officers named above in the Summary Compensation Table.

Option/Stock Appreciation Rights or SAR Grants in Last Fiscal Year

Individual Grants
Name	Number of Securities Underlying Options/SARs Granted (#)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date
David Mintz, Chief Executive Officer and Chairman of the Board	—	$—	—	—
Steven Kass, Chief Financial Officer, Secretary and Treasurer	795,000(E)	0	$714,062(E)(1)	3/18/09

(E)	Exercisable options.
(1)	Calculated by subtracting option exercise price from year-end market price of $3.05 per share.

Certain Transactions

The law firm of Snitow Kanfer Holtzer & Millus, LLP, of which one of our directors, Franklyn Snitow, is a partner, represented us in our legal action against a candy manufacturer. During the fiscal years ended December 31, 2005 and December 30, 2006, we paid $47,000 and $0, respectively, in legal fees to Snitow Kanfer Holtzer & Millus, LLP.

ITEM 2.	APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

On January 18, 2005, our Audit Committee appointed Amper, Politziner & Mattia, P.C. as our independent registered public accountants, and on January 25, 2005, Amper, Politziner & Mattia, P.C. accepted the appointment as our independent registered public accountants. They have acted as such since that time.

The following resolution will be offered by the Board of Directors at the Annual Meeting.

‘‘RESOLVED: That the selection of Amper, Politziner & Mattia, P.C. by the Board of Directors to act as our independent registered public accountants and conduct the annual audit of the financial statements of Tofutti Brands Inc. for the fiscal year ending December 29, 2007 is ratified, confirmed and approved.’’

The Board of Directors believes that Amper, Politziner & Mattia, P.C. has the necessary knowledge of our operations, and the personnel, professional qualifications and independence to act as our independent registered public accountants. The Board of Directors recommends that the shareholders ratify and approve the selection of Amper, Politziner & Mattia, P.C. as our independent registered public accountants for the fiscal year ending December 29, 2007.

In the event this resolution does not receive the necessary votes for adoption, or if for any reason Amper, Politziner & Mattia, P.C. ceases to act as our independent registered public accountants, the Board of Directors will appoint other independent registered public accountants.

Representatives of Amper, Politziner & Mattia, P.C. will attend the Annual Meeting. They will be available to respond to appropriate questions from shareholders at the meeting and will have an opportunity to make a statement if they desire to do so.

Fees Paid to Independent Registered Public Accountants

Year Ended
	December 30, 2006		December 31, 2005
Services Rendered	Fees	Percentages	Fees	Percentages
Audit Fees(1)	$69,000	100%	$66,000	100%
Audit-related Fees	—	—	—	—
Tax Fees	—	—	—	—
All Other Fees	—	—	—	—
Total	$69,000	100%	$66,000	100%

(1)	Audit fees consist of services that would normally be provided in connection with statutory and regulatory filings or engagements, including services that generally only the independent accountant can reasonably provide.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accountants. Our Audit Committee has established a policy for pre-approving the services provided by our independent registered public accountants in accordance with the auditor independence rules of the Securities and Exchange Commission. The policy is designed to ensure that the Audit Committee will not delegate to management the Audit Committee’s responsibilities, including the pre-approval of services to be performed by the independent registered public accountants.

The policy requires the review and pre-approval by the Audit Committee of all audit and permissible non-audit services provided by our independent registered public accountants. A proposed service may either be pre-approved by the Audit Committee, or otherwise requires the specific pre-approval of the Audit Committee, on a case-by-case basis. Any proposed services exceeding pre-approved levels will also require specific pre-approval by the Audit Committee.

The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent registered public accountants without obtaining specific pre-approval from the Audit Committee. The Audit Committee may add to or deduct from the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will monitor the audit services engagement on a quarterly basis and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, company structure or other items. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted by our Chief Financial Officer to the Audit Committee.

All of the audit services provided by the independent registered public accountants in fiscal year 2006 were approved by the Audit Committee under its pre-approval policies.

The Board of Directors recommends a vote FOR the foregoing proposal.

OTHER MATTERS

Our Board of Directors does not intend to bring any matters before the Annual Meeting other than those specifically set forth in the Notice of the Annual Meeting and knows of no matters to be brought before the Annual Meeting by others. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the judgment of the Board of Directors.

Our financial statements are included in our Annual Report to Shareholders for the 2006 fiscal year, which was expected to be mailed to the shareholders beginning May 10, 2007.

A COPY OF OUR 2006 ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE WITHOUT CHARGE TO THOSE SHAREHOLDERS WHO WOULD LIKE MORE DETAILED INFORMATION CONCERNING THE COMPANY. TO OBTAIN A COPY, PLEASE WRITE TO: STEVEN KASS, SECRETARY, TOFUTTI BRANDS INC., 50 JACKSON DRIVE, CRANFORD, NEW JERSEY 07016.

By Order of the Board of Directors,
Steven Kass Secretary

Dated: May 10, 2007

APPENDIX A

TOFUTTI BRANDS INC.
50 Jackson Drive
Cranford, New Jersey 07016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David Mintz and Steven Kass, or either of them, attorneys or attorney of the undersigned, for and in the names(s) of the undersigned, with power of substitution and revocation in each to vote any and all shares of common stock, par value $.01 per share, of Tofutti Brands Inc. (the ‘‘Company’’), which the undersigned would be entitled to vote as fully as the undersigned could if personally present at the Annual Meeting of Shareholders of the Company to be held on June 7, 2007 at 10:00 a.m. at the Homewood Suites, 2 Jackson Drive, Cranford, New Jersey and at any adjournment or adjournments thereof, hereby revoking any prior proxies to vote said shares, upon the following items of business more fully described in the notice of and proxy statement for such Annual Meeting (receipt of which is hereby acknowledged):

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

TOFUTTI BRANDS INC.

June 7, 2007

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE ‘‘FOR’’ THE ELECTION OF DIRECTORS AND ‘‘FOR’’ PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. The election of five Directors.
NOMINEES:
[ ] FOR ALL NOMINEES	( ) DAVID MINTZ
( ) ARON FOREM
[ ] WITHHOLD AUTHORITY FOR ALL NOMINEES	( ) PHILIP GOTTHELF
( ) REUBEN RAPOPORT
( ) FRANKLYN SNITOW
[ ] FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark ‘‘FOR ALL EXCEPT’’ and fill in the circle next to each nominee you wish to withhold, as shown here: (X)

2.	To ratify the selection of Amper, Politziner & Mattia, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 29, 2007.

[ ] FOR [ ] AGAINST [ ] ABSTAIN

3.	To transact such other business as may properly come before the meeting, or any adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR THE (i) ELECTION OF THE FIVE NOMINEES FOR DIRECTOR NAMED IN ITEM 1 AND (ii) RATIFICATION OF THE SELECTION OF AMPER, POLITZINER & MATTIA, P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 29, 2007.

To change the address on your account, please check the box at right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [    ]

Signature of Shareholder                          Date              Signature of Shareholder                         Date

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.